PAMET SYSTEMS, INC.
                             1000 Main Street
                        Acton, Massachusetts 01720

                       ____________________________

                             NOTICE OF ANNUAL
                          MEETING OF STOCKHOLDERS

                       ____________________________


                                              Acton, Massachusetts
                                              September 13, 1996


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PAMET SYSTEMS, INC. (the "Company"), a Massachusetts corporation, will be held at the executive offices of the Company, 1000 Main Street, Acton, Massachusetts 01720 on October 4, 1996, at 10:00 a.m. (Eastern Standard
Time), for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

     1. To elect Dr. Joel B. Searcy and Mr. Lee Spelke to serve as directors for a term of three years (expiring in 1999) and until their respective successors are elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only those stockholders of record at the close of business on August 14, 1996 shall be entitled to receive notice of, and vote at the meeting and any adjournment(s) thereof. Such stockholders may vote in person or by proxy. The stock transfer books will not be closed.

     All stockholders are cordially invited to attend the meeting in person. In any event, please mark your votes, then date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

     The Annual Report of the Company for the fiscal year ended December 31, 1995 is also enclosed.

                                              By order of the Board Of
                                              Directors



                                              ARTHUR V. JOSEPHSON, JR.
                                              Clerk

                            PAMET SYSTEMS, INC.
                             1000 Main Street
                        Acton, Massachusetts  01720

                         _________________________

                              PROXY STATEMENT

                         _________________________

                      ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON OCTOBER 4, 1996


     This Proxy Statement is furnished to holders of Common Stock, $.01 par value per share (the "Common Stock") of Pamet Systems, Inc. (the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders to be held at the executive offices of the Company, 1000 Main Street, Acton, Massachusetts on October 4, 1996, at 10:00 a.m., and at any and all adjournments thereof. Stockholders may revoke the authority granted by their execution of proxies at any time prior to their use by filing with the Clerk of the Company a written revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company. The Company may also enlist the aid of brokerage houses in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. This proxy statement and accompanying form of proxy are being mailed to stockholders on or about September 13, 1996.

     Shares of the Company's Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them FOR the election of Dr. Joel B. Searcy and Mr. Lee Spelke to serve as directors for a term of three years (expiring in 1999) and until their successors are elected and qualified.


                                  VOTING

     Only stockholders of record at the close of business on August 14, 1996 will be entitled to vote at the meeting or any and all adjournments thereof. As of August 14, 1996, the Company had issued and outstanding 2,068,950 shares of Common Stock. Each holder of Common Stock will be entitled to one vote for each share of Common Stock registered in his or her name on the record date. The holders of fifty-one percent (51%) of the outstanding shares of Common Stock constitute a quorum and are required to be present in person or by proxy to conduct business at the meeting.

     The favorable vote of a plurality of the votes cast at the meeting is necessary to elect each director of the Company. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the matters scheduled to be considered at the Annual Meeting. The Board of Directors recommends a vote FOR each of the nominees named below.

                           ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes. One class of directors will be elected at the 1996 Annual Meeting. The directors in Class III, Dr. Joel B. Searcy and Mr. Lee Spelke, are nominated for a term of three years and until their successors are duly elected and qualified.

Each nominee has indicated to the Company that he is willing to serve as a director of the Company if elected, and the Board of Directors has no reason to believe that any of the nominees will become unable or unwilling to serve. However, in the event that any nominee should become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors.

     The information set forth below as to the ages and principal occupations of these nominees and the other members of the Board of Directors has been furnished to the Company by such nominees or directors.



                    NOMINEES WHOSE TERMS EXPIRE IN 1999
                                (Class III)

Name                    Age  Principal Occupation                Director
                                                                 Since

Dr. Joel B. Searcy      60   Dr. Searcy has been Chairman        1987
                             the   Board   of   Directors  and
                             President  of  the  Company since
                             the  Company's inception in 1987,
                             was  Treasurer until May 1991 and
                             served  as  Clerk until September
                             1990.     Dr.  Searcy  served  as
                             President  and  Chairman  of  the
                             Board  of Directors of Compudyne,
                             Inc., a computer timesharing
                             company from 1980 through 1995.


Lee Spelke              64   Mr. Spelke is a financial           1990
                             consultant    who    served    as
                             President   of  Spelke  Financial
                             Services,   Inc.,   a   financial
                             consulting  firm,  for  more than
                             five years, through 1994.


                   DIRECTORS WHOSE TERMS EXPIRE IN 1997
                                 (Class I)

Name                    Age  Principal Occupation                Director
                                                                 Since
Richard C. Becker       50   Mr. Becker has been Vice            1991
                             President   and  Chief  Operating
                             Officer    since    July    1993,
                             Assistant  Clerk  since  February
                             1991   and  Treasurer  since  May
                             1991.  He  was  Vice  President -
                             Finance and Administration of the
                             Company from January 1991 through
                             June   1993.  From  January  1986
                             through December 1990, Mr. Becker
                             was  Manager  of  the  Government
                             Manufacturing  Group  of  Digital
                             Equipment Corporation, a computer
                             manufacturer.


Arthur V. Josephson, Jr. 54  Mr. Josephson has served as         1988
                             Clerk   for   the  Company  since
                             September  1990.  In  addition to
                             his   responsibilities   to   the
                             Company, since 1985 Mr. Josephson
                             has   served   as  an  accounting
                             consultant to a number of clients
                             in  Massachusetts.  Mr. Josephson
                             also  served  as the Treasurer of
                             Assabet    Valley   Home   Health
                             Association,   Inc., a   visiting
                             nurse  agency,  from 1977 through
                             October 1994.





                   DIRECTORS WHOSE TERMS EXPIRE IN 1998
                                (Class II)

Name                    Age  Principal Occupation                Director
                                                                 Since

Dr. Stanley J. Robboy   55   Since April 1993, Dr. Robboy        1990
                             has  been Professor of Pathology,
                             Obstetrics   and  Gynecology  and
                             Head of the Division of
                             Gynecologic   Pathology   of  the
                             Department  of  Pathology at Duke
                             University  Medical Center.  From
                             January  1992 through April 1993,
                             Dr.   Robboy   was  Professor  of
                             Pathology   and   Chief   of  the
                             Division of Surgical Pathology of
                             the  Department  of  Pathology at
                             Duke  University  Medical Center.
                             For  more  than  five years prior
                             thereto,  Dr.  Robboy  had been a
                             Professor  of  Pathology  in  the
                             Department  of  Pathology  at the
                             University    of   Medicine   and
                             Dentistry of New Jersey.


Laurence B. Berger      61   Since November 1990 Mr. Berger has  1988
                             served as a private consultant to
                             various       commercial      and
                             governmental   clients.      From
                             October  1993  through  September
                             1994   Mr.  Berger  served  as  a
                             Special  Project  Team  Member at
                             the  Jewish  Community  Center of
                             the   North   Shore,   a   social
                             services  agency.  From September
                             1988  through  November 1990, Mr.
                             Berger  was  Information  Systems
                             Manager    at   EG&G,   Inc.,   a
                             diversified           electronics
                             manufacturer      and     service
                             contractor.

                THE BOARD OF DIRECTORS AND ITS COMMITTEES

      During the fiscal year ended December 31, 1995 the Board of Directors of the Company held four meetings. During such period, each of the current directors of the Company attended 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which such director served.

      The Board of Directors has two committees, an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee.

      The Audit Committee consists of Lee Spelke, Laurence B. Berger and Stanley J. Robboy. The Audit Committee acts as a liaison between the Company and its independent auditors and reports on matters pertaining to the Company's independent audit and the Company's accounting policies. The Audit Committee met once during fiscal 1995.

      The Compensation Committee consists of Laurence B. Berger and Lee Spelke. The Compensation Committee was formed to make recommendations to the Board of Directors with respect to the compensation of the officers of the Company for each year and to administer the Company's employee benefit plans. The Compensation Committee met once during fiscal 1995.

      Directors who are not officers of the Company are entitled to receive an annual stipend of $1,000 for serving on the Board and its committees and reimbursement for out-of-pocket expenses in connection with their attendance at directors' meetings. Additionally, under the Company's 1990 Stock Option Plan, each non-employee director who is a director of the Company on the last day of a calendar year or has ceased to be a director during the calendar year due to his or her death or attainment of an age greater than 65 is automatically granted a nonqualified stock option to purchase 2,000 shares of Common Stock on January 1 of the succeeding calendar year at the fair market value per share on the date of grant.


                COMPLIANCE WITH THE SECURITIES EXCHANGE ACT

      The Company's executive officers and directors are required under
Section 16(a), Beneficial Ownership Reporting Compliance of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company. A Form 4 with respect to a transfer of stock to the children of Dr. Joel B. Searcy, President and Chairman of the Board was filed beyond the timely reporting time. Based solely on the Company's review of the copies of such reports it has received, the Company believes that all of its other executive officers and directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them.


                SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

      The following table provides information regarding ownership of the Company's Common Stock as to each nominee and director of the Company, and as to each person who is known to the Company to be the beneficial owner of more than 5% of the Company's voting securities. The information set forth below as to nominees and directors has been furnished to the Company by such nominee or director.

                                                   Percent of Common
Name and Address of          Amount and Nature of  Stock (if over 1%)
Beneficial Owner             Beneficial Ownership  Owned Beneficially as
                                                   of August 14, 1996


Dr. Joel B. Searcy                     487,502 (1)                23.5%
1000 Main Street
Acton, MA  01720

Lee Spelke                              12,000 (2)                   __
1000 Main Street
Acton, MA  01720

Richard C. Becker                      109,500 (3)                 5.0%
1000 Main Street
Acton, MA  01720

Arthur V. Josephson, Jr.                48,250 (4)                 2.3%
1000 Main Street
Acton, MA  01720

Dr. Stanley J. Robboy                  139,500 (5)                 6.6%
1000 Main Street
Acton, MA  01720

Laurence Berger                         80,000 (6)                 3.8%
1000 Main Street
Acton, MA  01720

Henry Mehlman                          161,698 (7)                 7.8%
40 Bartlett Street
Marblehead, MA  01945

Calvin Hori                            145,000 (8)                 7.0%
35 Norwich Road
Wellesley, MA  02181

All nominees, directors and officers   876,752 (9)                38.7%
as a group (6 people)


(1) Includes 7,500 shares issuable upon the exercise of currently exercisable options granted to Dr. Searcy in return for his guarantee of a working capital loan to the Company. See "Executive Compensation
     - Stock Options."

(2) Includes 10,000 shares issuable upon the exercise of currently exercisable options.

(3) Includes 106,500 shares issuable upon the exercise of currently exercisable options, which options include 7,500 options granted to Mr. Becker in return for his guarantee of a working capital loan to the Company.

(4) Includes 22,000 shares issuable upon the exercise of currently exercisable options.

(5) Includes 37,000 shares issuable upon the exercise of currently exercisable options.

(6) Includes 12,000 shares issuable upon the exercise of currently exercisable options.

(7) As reported on Schedule 13D filed with the Securities and Exchange Commission on June 5, 1995.

(8) As reported on Schedule 13D filed with the Securities and Exchange Commission on August 11, 1995.

(9) Includes 195,000 shares issuable upon the exercise of currently exercisable options held by all directors and officers of the Company as a group.


     EXECUTIVE COMPENSATION

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1995 the Company paid approximately $14,000 to Arthur V. Josephson Jr., a stockholder and director for financial accounting services.

     During 1995 the Company entered in to a loan agreement with Dr. Stanley J. Robboy a stockholder and director. The agreement provided for a $150,000 line of credit and a $150,000 loan against contracts for the Company. The agreement states that Dr. Robboy will receive 12% interest on the outstanding balance and options for up to 90,000 shares of common stock at a price of $.68 per share. The number of shares will be dependent upon the Companys utilization of these loans. At December 31, 1995, the loan balance was $81,099 and interest paid during 1995 was $6,669. At August 14, 1996, the balance of the loans was $300,099 and the year to date interest accrued was $13,580.

                  RELATIONSHIP WITH INDEPENDENT AUDITORS

     Representatives of Goff Carlin & Cagan, the Companys auditors, are expected to be present at the meeting. The representatives will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.


                           STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at the next Annual Meeting of Stockholders of the Company contemplated to be held in 1997 must be received by the Company on or before May 16, 1997, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.

                               MISCELLANEOUS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

     A copy of the Company's Annual report on Form 10-KSB A-2 for the fiscal year ended December 31, 1995 is available without charge from Investor Relations, Pamet Systems, Inc., 1000 Main Street, Acton, Massachusetts 01720, Telephone: (508) 263-2060.


                                            By order of the Board of
                                            Directors

                                            ARTHUR V. JOSEPHSON, Jr.
                                            Clerk

Acton, Massachusetts
September 13, 1996


          PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD NOW.